Investor Presentation Q3 2019 Solutions for a changing world Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking Information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (October 30, 2019).  Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Our Businesses Our Attachment Business Our Fuel Cell Business Our Core Lift Truck Business

Key Perspectives Global market moderating but remains at high level Investments to expand HY’s product and solutions portfolio and geographic breadth and depth Core lift truck programs aim to trigger organic growth through intensified industry and customer focus Nuvera remains a venture business with developed technology; breakeven plan in place Lift Truck business objective of 7% operating profit margin in the medium term through execution of key projects, with an added focus on progressive revenue growth and achieving ROTCE above 20% Commodity pricing easing and net tariff impact declining Stable Market Foundation with Strong Growth Drivers: Automation, Alternative Energy & the Rise of E-commerce Production inefficiencies caused largely by certain key suppliers expected to last into Q4 2019

Hyster-Yale at a Glance

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers.

Separate lift truck, attachment and fuel cell segments

HYSTER · Yale · BOLZONI AURAMO · NUVERA · UTILEV · MEYER · maximal

Key Metrics In millions (except employee data)	LTM 9/30/19		
	Lift Truck	Bolzoni	Nuvera
Revenue	$3,120.2	$345.5	$22.8
Operating Profit (loss)	$72.1	$6.1	($35.7)
Net Income (loss)	$55.7	$3.0	($25.2)
EBITDA(1)	$120.0	$17.0	($33.8)
ROTCE(1) (Net debt basis)	11.5%	2.2%	n/m
Net Debt at end of period	$276.2	$12.4	n/m
Approximate # of Employees (globally)	6,300	1,300	200

LTM 9/30/19 Sales by Segment



Bolzoni 5.1%
Nuvera 0.3%
JAPIC 8.0%
EMEA 23.1%
Americas 63.5%

($ in millions)



7% LIFT TRUCK OPERATING PROFIT MARGIN TARGET
$125
$100
$75
$50
$25
$0
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.1%
$57.5
4.0%
$110.1
2.3%
$67.5
2.3%
$72.1
2.9%
$67.9
2007*
2017
2018**
LTM 2019
YTD Q3 2019

* Prior Peak ** Current Peak / 2018 Operating Profit Margin impacted by effect of tariffs

Note: Throughout this investor presentation the results of the Sulligent, Alabama, facility have been included in the Bolzoni segment from 1/1/2017. From 1/1/18, the results of Nuvera include product development funding from third-parties as revenue with the offsetting related costs in cost of sales.
(1) EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 32.

Solutions for a changing world

5

HYSTER-YALE MATERIALS HANDLING

Full Lift Truck Product Line - Over 400 Different Truck Models Available

CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
Electric Counterbalanced Rider Trucks	**Electric Narrow Aisle Trucks**	**Electric Hand Trucks**	**Internal Combustion Engine (cushion tire)**	**Internal Combustion Engine (pneumatic tire)**
1.0T to 8.0T	**1.5T to 6.0T**	**1.5T to 8.0T**	**1.0T to 7.0T**	**1.0T to 52.0T**

Hyster®, Yale® & UTILEV® ~ 300 models



Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion
Warehouse Equipment
Reach Trucks
Pallet Trucks
Order Pickers
Very Narrow Aisle Trucks
Stackers
Counterbalance
Internal Combustion Engine
Internal Combustion Engine
Big Trucks
Reach Stackers
Empty / Laden
Container Handlers
Forklifts

CLASS 1	CLASS 2	CLASS 3	CLASS 5	OTHER
1.5T to 5.0T	**1.0T to 2.0T**	**1.0T to 2.0T**	**1.5T to 45.0T**	

HY Maximal > 100 models



Electric
3-wheel
4-wheel
Warehouse Equipment
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck
ICE
Gas & LPG Forklift
Diesel Forklift
Port Machinery
Empty Container Handler
Reach Stacker
Side Loader
Rough Terrain Forklift

Solutions for a changing world

6

HYSTER-YALE MATERIALS HANDLING

…with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)


Lead-Acid Battery
Lithium-ion Battery
Fuel Cell Engine
LPG & Bi-fuel
LPG & CNG
Diesel Tier 3 / Stage III
Diesel Tier 4 / Stage IV/ Tier 5 - coming

Solutions



Attachments


Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Development of a Smart, Connected Ecosystem

Customer Portal View
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment


Smart Connected Equipment
Lifecycle Analytics and Insights
Integrated Service and Automation
Clean, consolidated customer interfaces

Integrated Solutions
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

47,000+ assets under management

Service Integration & Automation
- Service event management
- Fleet management
- Mobile diagnostics

DEALER DBS

Lifecycle Analytics and Insights
- Data analytics
- Product development
- Predictive maintenance (PdM)

Solutions for a changing world

7

HYSTER-YALE MATERIALS HANDLING

Long-term CAGR (2004 – 2018) = 5.7% _____________________ Source: ITA. Represents quarterly order intake. Global Lift Truck Industry Remains Strong, but Moderating (units in thousands) Global Lift Truck Industry Size _____________________ Trend line represents 5.7% long-term CAGR Average Industry Size. Source: WITS. Represents annual order intake. North America Retail Lift Truck at Trend Line _____________________ Source: WITS. LTM 12/31/15 Orders Reports. Lift Truck Industry – Unit Distribution by Class _____________________ Source: WITS. LTM 9/30/19 Orders Reports. ICE = Internal Combustion Engine Total Industry = 1,488k Units Market Size - $ _____________________ Source: Internal Company estimates Market Size - Units Estimated Industry Revenue Mix _____________________ Source: WITS. LTM 9/30/19 Orders Reports. Global Lift Truck Industry Breakdown (Units) Trend Upper Limit Lower Limit NA

Lift Truck Business Target Economics Goal and Gap to Target Target: achieve 7% operating profit margin over the medium term Achieve ROTCE > 20% Target Economics gap closure can be achieved with unit volume… Stronger Industry + Share Growth = Volume Leverage YTD 9/30/19 Gap to Target Economics Actual Lift Truck Operating Profit Margin % 2.9% Margin Variances – including impact of Tariffs 2.0% Volume Variances* Manufacturing variances/other 1.2% Operating Expenses 0.9% Total Volume Variances* 2.1% Lift Truck Operating Profit Margin % Gap 4.1% Lift Truck Operating Profit Margin % Target 7.0% Impacts on current results Price lag to offset material inflation and tariffs Supplier challenges impacting shipments Investment in strategic projects Strength of dollar *Expected to achieve with annual sales of 122,000 HY-produced lift truck units (mix dependent), excluding trucks manufactured by Hyster-Yale Maximal

Significant Market Opportunities for Valued Added Solid Core Market Increasing Value Added Technology Accelerators Technology Driven Growth Supported by Stable Industry & Company Foundation Clear Secular Growth Drivers Increasing Margins & Differentiation Increasing Scope for Differentiation & Share Gain Rise of e-Commerce Redrawing supply chains Increasing Global Trade Overall volume continues to grow Diminished Excess Labor in High Growth Markets Driving demand inflection point in several key segments Customer Economics Distribution Center Ops key success factor for many companies Operator Demographics Ergonomics & safety are increasing customer concerns Electrification & Automation Step change differentiation in Fuel Cells & Automation solutions Digital Transformation Driving next level service, new productivity tools & step change customer engagement Internet of Things Lift Trucks critical points in data capture. Converting data to insights adds step change in value Automation Solutions Compelling first-use cases. Hybrid solutions lower risks. Application focused

Our Strategies address Changing Landscape and will Drive Our Economic Engine Basic Business Areas Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Design Component commonality Supply Chain Manufacturing Quality Marketing Parts Infrastructure Capital requirements Be the Leader in Independent Distribution Grow in Emerging Markets Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be a Leader in Fuel Cells & their Applications Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategies are designed to drive the economic engine by increasing market share... Be the Leader in the Attachments Business A large lift truck population base drives parts and service volume resulting in enhanced profitability for Hyster-Yale and dealers

Factors Impacting Cost of Ownership *Company estimate of typical truck cost/hour for 5,000lb North American applications #1: Provide the Lowest Cost of Ownership, while Enhancing Productivity for Customers Lease Fleet optimization Service & Repair Cost/hour Fuel Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Telematics Fleet Management Extended Warranty Residuals Price management Cost control Operator Ergonomics/ fatigue Automated trucks Auto functions Productivity Mode control

Key Focus Areas for Low Cost of Ownership and Enhanced Productivity New RS45 Reachstacker Segmentation – Right Product at Right Price Leads to Lower Cost of Ownership Constant power and refuel as quick as 3 minutes No batteries or battery charging rooms Environmentally clean Fuel Cell-Powered Battery Box Replacements Partner Collaboration Telemetry Solutions Internally Developed Automation (IDA) HY Automation with Dual-Mode Operation Lithium-Ion Solutions Modular designs Increased component commonality Ability to tailor to meet specific customer needs at lowest cost Substantial expense and capital expenditures upfront with expected significant supply chain and manufacturing cost savings and efficiencies beginning in late 2020 Next Generation Products Under Development New End Rider XT&MX FT&VX UT&UX

Top Accounts Market Plan Action Items Key Drivers Scorecards #2: Be the Leader in the Delivery of Industry- & Customer-Focused Solutions

Applying dedicated industry-focused resources to target segments



HYG Sales Approach
Market Share
National Accounts Team
25% of Market
Top Buyers
~ 200 Accounts
NEW
Industry Sales Team
40% of Market
Industry Leaders
~2,000+ Accounts
Dealer Sales Team
35% of Market
Rest of Market

Source: Internal Company estimates



Warehouse
Counterbalanced
Rental Stores
Government
Trucking
LOGISTICS & RENTALS
3PL
Metals
Paper & Packaging
Lumber
INDUSTRIALS
Chemicals & Plastics
Mining, Energy, Construction
General Manufacturing
Health & Pharma Dist.
Furniture & Furnishings
Auto Parts Dist.
RETAIL & DURABLE GOODS
Retail & E-Commerce
Agriculture
Cold & Frozen Foods
FOOD & BEVERAGE
Food Dist.

Source: 2018 ITA Market Size and Mix by Vertical and Segment

Solutions for a changing world

15

HYSTER-YALE MATERIALS HANDLING

#3: Be the Leader in the Attachments Business A complete range of attachments to serve material handling industries in the area of forest products, food and beverage, white goods, logistics, chemistry, automotive and many others… Synergy Activities Growth of Attachment business in Americas Growth of Lift Truck business in Europe Insource Lift Truck business requirements Stand-Alone Supplier Preferred supplier to HY Arms-length sales Commercial confidentiality Key supplier partner Purchasing leverage Broader market access Part of Hyster-Yale One of the worldwide leading manufacturers of lift truck attachments, forks and lift tables Paper Roll Clamps Intelligent and standard Pulp & Waste Paper Bale Clamps Carton Clamps Intelligent and standard Multi Pallet Handlers Parallel Clamps Push Pulls Sideshifters and Fork positioners Forks Lifting Tables Specialized Products Rotators

AUTOMOTIVE Bolzoni Core Strategies for Growth North America expansion Industry focus BEVERAGE WHITE GOODS 3PLs PAPER Growth in AGV segment Enhance Strong OEM Relationships Managed as separate business segment to maintain OEM Information integrity of standard clamps Expansion of fork manufacturing capacity

#4: Be a Leader in fuel cells and their applications Design of Fuel Cell Stacks and Engines Manufacture of Fuel Cell Engines: strong focus on integration / performance Manufacture of Fuel Cell Stacks: strong focus on cost reduction and automation Sales & Marketing to OEM’s and Partners Reliability Growth Engineering: focus on quality & increasing MTBF Design of BBR and Integrated Solutions Reliability Growth Engineering Manufacture of BBR and Integrated Solutions Sales & Marketing Product Support in Field High technology fuel cell company Integrator of fuel cell engines into lift trucks

Non-Lift Truck Growth Opportunities Heavy duty applications Port equipment n Delivery vehicles n Buses Heavy duty applications Port equipment n Delivery vehicles n Buses Partnering with ZRHE (Runfeng) Nuvera 45kW Fuel Cell engines certified for China; vehicle testing in progress Discussions with various bus OEMs Building engine production capacity

#5: Grow in Emerging Markets

Emerging versus **Mature** Lift Truck Market Size (Last 12 months)



EASTERN EUROPE
88,530
WESTERN EUROPE
402,504
NORTH AMERICA
255,800
MEXICO
11,268
LATIN AMERICA
18,658
BRAZIL
19,633
MIDDLE EAST
& AFRICA
33,747
SOUTH
AFRICA
8,015
INDIAN
SUBCONTINENT
15,388
JAPAN
92,391
CHINA
453,683
ASIA
62,821
PACIFIC
23,745

MARKET SIZE SUB–TOTALS

MATURE MARKETS ~800,000 | EMERGING MARKETS ~700,000

Indicative Map Only: Company's estimate of market type

Lift Truck **Competition** is **Repositioning**

Top Global Manufacturers
are increasing product depth into low intensity and standard product line-up



Top GLOBAL Manufacturers
Premium
Standard
Low Intensity
Sub-Utility
Top CHINESE Manufacturers



Top Chinese Manufacturers
are increasing quality and specification of low intensity & standard product line-up

Solutions for a changing world

20

HYSTER-YALE MATERIALS HANDLING

Secular Shift in Product Mix Market 2018 _____________________ Source: WITS. Orders Reports. ICE = Internal Combustion Engine Utility = Company Estimates DRIVERS: Customer shift Growth of warehousing and logistics Environmental, health and safety Evolving technologies Growth in emerging markets Previous Peak 2007

Acquired a 75% Interest in Hyster-Yale Maximal Forklift [Zhejiang] Co., Ltd. Best Value n Best Fit n Best Potential Management Culture Local market experience Production and design capability Facilities and location Brand and distribution network Utility Counterbalance forklifts Big Trucks Rough Terrain forklifts Side Loader forklift Supply to China, export & OEM Organization Product People Near Term Synergy Plan Rationalize Operations Improve Operations Enhance Development Optimize Distribution Leverage Cost Advantage Expand Products

#6: Be the Leader in Independent Distribution Enhancing performance Dealer Excellence programs Dealer incentives Term-based contracts 1,000+ global dealer locations 2,700+ application consultants 10,000+ service technicians Independent n Exclusive n Entrepreneurial n Profitable n Committed partner n Dual-line or single Strengthening the distribution footprint Sales and Service territories Competitor conversions In-territory acquisitions Enhanced digital customer experience systems

Only Major Manufacturer Committed to Exclusive and Independent Distribution HY Strong value proposition attracts successful, entrepreneurial dealers with long term outlook Limits HY capital requirements, lowers cost structure and drives high ROTCE Key dealer criteria: To be customer obsessed with intimate local knowledge HY teams incentivized on retail sales performance, so aligned with dealer interests High ROTCE achieved despite lower operating profit % than peer group High dealer ROI encourages increased investment, propelling HY economic engine Dealer supported with: Great products High-quality marketing Direct sales or sales support for large accounts Dealer Excellence programs Financial services Systems support A True Partnership Independent Dealer

Path to Execution of Strategic Initiatives In total, Hyster-Yale projects maturing over the next 1 to 4 years are transformative and have the objective of driving revenue and profitability to target New Low-Intensity Products New Standard Products New Premium Products HY Maximal Integration BBR Range Expansion BBR Greenville Manufacture Enhanced India Production Integrated Telematics Warehouse Range Expansion Big Truck Electrification Expanded Automation Offering Bolzoni Premium and Standard Products Range Expansion Increased Direct Selling Global Accounts Expansion China Plants Consolidation Brazil Export Expansion Industry Strategy Focus HY – Impact Selling HY – Flow Dealer Stocking Program Dealer Excellence Initiatives Maximal Domestic China & Export Growth Comprehensive Lithium-Ion Offering Digital Initiatives – Sales & Service Bolzoni North America Expansion Nuvera to Breakeven Nuvera OEM & Partner Initiatives Automation of Key Production Processes Fuel Cell Range Extenders to Heavy Duty Applications Bolzoni Industry Focus Bolzoni Asia Customer Expansion

26 Synergy Amplification Synergy Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in Independent Distribution Grow in Emerging Markets China Sourcing Distribution Engagement Automation Telematics IoT Digitization Direct Customer Engagement Modularity & Mass Customization Electrification Operator Assist Systems E-commerce 26

($ in millions) Results for Q3 2019 Consolidated vs. Q3 2018 Q3 2019 Results Revenue decrease due to lower unit volume, product mix and unfavorable currency movements, partly offset by price increases to offset material cost increases and tariffs Gross profit increase from price increases and $8.7 million of favorable retroactive tariff exclusion adjustments from suppliers, partly offset by lower unit volume, a shift in mix to lower-margin products, higher manufacturing costs due to supplier constraints and unfavorable currency movements Increased operating expenses from higher product development costs and additional investments in the expansion of HY's industry-focused sales and marketing teams, in addition to higher employee-related costs Net income decrease due to absence of $5.5 million tax benefit recorded in prior year for U.S.tax reform 2019 / 2020 Outlook Lift Truck: Investments in strategic programs to continue. Operating profit in 2019 expected to improve considerably in the 2019 fourth quarter and full year over 2018 periods as margins recover from the maturation of offsets to tariff-driven material cost inflation, and heavily discounted deals, and with the anticipated Q4 resolution of supplier constraints. The favorable impact of exclusions announced in April is greater than the anticipated unfavorable effect of new tariffs announced in May. Operating profit expected to increase more significantly in 2020 over 2019, with improvements expected in each quarter over the prior 2019 quarter. Bolzoni: Results expected to decrease in 2019 as a result of the restructuring of its Americas operations. Restructuring charges of $2.5m incurred to date with anticipated charges between $0.8m and $1.5m in Q4 2019 and into 2020. Projects being aggressively pursued to expand market position, especially in North America, and to improve sales, marketing and product support capabilities. 2020 results expected to significantly improve. Nuvera: Results expected to improve in the 2019 fourth quarter and full year over the comparable 2018 periods, with break-even targeted to be achieved in the fourth quarter of 2020. _____________________  These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 32.

Hyster-Yale Use of Cash Priorities Expense and Capital Investments in Strategic initiatives to accelerate growth or enhance margins Acquisitions of technologies and other forklift-related businesses Investments to commercialize Nuvera’s fuel cell technology 2017 2018 2019 Annual Dividends (1) $19.8m $1.21/share $20.4m $1.24/share YTD $15.7m $1.27/share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock _____________________  Dollars represent total dividends paid during calendar year, while dividends per share represents the annualized dividend rate after each May increase in 2017, 2018 and 2019. Investments in Lift Truck & Attachments Businesses Investments in Fuel Cell Business Return Cash to Stockholders Investments in Adjacent or Complementary Businesses Investments in Share Gain Programs

Valuation Approach Should Vary By Business Lift Truck and Attachment Businesses Fuel Cell Business Board Oversight as Separate Businesses Incentives Tied to Individual Businesses Strong Operating Cash Generation Market Leading Products and Position Mature Cyclical Industry Value using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels and growth prospects Developing / Technology Industry Distinct Technology / Patents in Fuel Cell and Hydrogen Generation Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology by selling and producing 122,000* HY-factory trucks (excluding HY Maximal) In Summary, a compelling investment scenario with many projects coming to completion over the next few years Grow to approximately $4 billion HY Lift Truck segment revenue irrespective of industry size and achieve ROTCE >20% to Fill existing assembly line capacity through Significant share growth Which leverages Technology accelerators and business acquisitions Grow Bolzoni operating profit margin to 7% Move Nuvera to breakeven then on toward profitability Core lift truck business poised for strong revenue and income growth Aggressive investments in share gain initiatives New modular product platforms under development Bolzoni business has significant upside Additional products under review Americas growth potential Nuvera business currently having a significant negative impact on HY earnings, but: Solid path for profitability established Partners established in China, others in process *Mix dependent

Financial Appendix

Non-GAAP Disclosure EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: EBITDA is defined as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Return on Total Capital Employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation EBITDA _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. Trailing 12 Months ($ in millions) Year Ended December 31 Qtr. Qtr. Consolidated 2014 2015 2016 2017 2018 43373 43738 43738 Reconciliation of EBITDA Net income attributable to stockholders $109.8 $74.7 $42.8 $48.6 $34.700000000000003 $15.4 $12.8 $31.2 Nuvera asset impairment 0 0 0 4.9000000000000004 - 0 - - Noncontrolling interest income (loss) 0.4 0.4 -0.5 0.3 -0.4 -0.5 0.3 0.8 Income tax provision (benefit) 39.9 29.4 -4 44.9 2.2999999999999998 -4.7 4.9000000000000004 9.1 Interest expense 3.9 4.7 6.7 14.6 16 3.6 5.3 19.3 Interest income -1.1000000000000001 -1.5 -2 -3.6 -2.4 -0.4 -0.2 -1.2 Depreciation and amortization expense 29.7 28.9 39.1 42.8 44 11.6 10.3 43.9 EBITDA $182.6 $136.6 $82.1 $152.5 $94.2 $25 $33.4 $103.1

Non-GAAP Reconciliation EBITDA (continued) _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. ($ in millions) Trailing 12 Months Year Ended December 31 Qtr. Qtr. Nuvera 2014 2015 2016 2017 2018 43373 43738 43738 Reconciliation of EBITDA Net loss attributable to stockholders $-1.4 $-14.6 $-23.8 $-26.7 $-27.9 $-6.4 $-5.8 $-25.2 Nuvera asset impairment 0 0 0 4.9000000000000004 0 0 0 0 Income tax benefit -0.8 -10 -15.8 -15.3 -10.5 -2.6 -2.5 -9.6 Interest expense 0 0 0 0 0.1 0 0 0.1 Interest income 0 0 0 0 0 0 0 0 Depreciation and amortization expense 0.1 1.6 1.5 2 0.8 0.2 0.2 0.9 EBITDA $-2.1 $-23 $-38.1 $-35.099999999999994 $-37.5 $-8.8000000000000007 $-8.1 $-33.799999999999997 9 Months Ended December 31 Year Ended December 31 Qtr. Trailing 12 Months ($ in millions) Qtr. Bolzoni 2016 2017 2018 43373 43738 43738 Reconciliation of EBITDA Net income (loss) attributable to stockholders $-0.3 $3.9 $5.8 $1.4 $0.7 $3 Noncontrolling interest income 0 0.7 0.5 0.2 0.2 0.8 Income tax provision (benefit) -0.4 1 2.1 0.1 -0.4 1.2 Interest expense 0.8 0.8 0.8 0.1 0.2 0.8 Interest income 0 0 0 0 -0.1 0 Depreciation and amortization expense 9.5 11.2 9.6999999999999993 2.2000000000000002 2.9 11.2 EBITDA $9.6 $17.599999999999998 $18.899999999999999 $4 $3.5 $17

Non-GAAP Reconciliation ROTCE

($ in millions)

Reconciliation of Return on Total Capital Employed (ROTCE)

	Consolidated	Lift Truck[1]	Nuvera	Bolzoni
	LTM 9/30/19			
Average Stockholders' Equity (9/30/19, 6/30/19, 3/31/19, 12/31/18, and 9/30/18)	$530.4	$624.3	$18.9	$136.6
Average Debt (9/30/19, 6/30/19, 3/31/19, 12/31/18, and 9/30/18)	325.9	288.2	(1.9)	43.7
Average Cash (9/30/19, 6/30/19, 3/31/19, 12/31/18, and 9/30/18)	(74.9)	(315.3)	-	(14.1)
Average capital employed	**$781.4**	**$597.2**	**$17.0**	**$166.2**
Net income (loss)	$31.2	$55.7	$(25.2)	$3.0
Plus: Interest expense, net	18.1	17.3	0.1	0.8
Less: Income taxes on interest expense, net at 26%	(4.7)	(4.5)	-	(0.2)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$44.6**	**$68.5**	**$(25.1)**	**$3.6**
Actual return on capital employed percentage	**5.7%**	**11.5%**	**n/m**	**2.2%**

Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

(1) Lift Truck return on capital employed excludes continuing average investments of $137.2 million for Bolzoni and $117.4 million for Nuvera. Investment numbers are based on a 5-point average.

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HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation Consolidated ($ in millions) Year Ended December 31 Qtr. Trailing 12 Months 2014 2015 2016 2017 2018 9/30/2019 9/30/2019 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $100.0   $89.4   $(48.9)   $164.7   $67.6 $53.6   ($42.0) Net cash used for investing activities (44.4) (31.3) (145.1) (47.3) (110.9) (9.6) (38.1) Cash Flow before Financing $55.6   $58.1   $(194.0)   $117.4   ($43.3) $46.7   ($80.1) Impact of accelerated supplier payments - - 80.0 (80.0) - - - Adjusted Cash Flow before Financing $55.6   $58.1   $(114.0)   $37.4   ($43.3) $46.7   ($80.1)

Supplemental Information

The History of Hyster-Yale and Its brands

1875 – Yale Lock Mfg. broadens its scope into materials handling

1920 – Yale and Towne launched a new battery powered low-lift platform truck

1929 – Hyster founded in Portland, Oregon as the Willamette Ersted Company

1944 – Company name officially changed to Hyster Company

1950 – Yale added gas, LP gas and diesel-powered fork lift trucks to its range

1959 – First Hyster container handling trucks

Hyster introduces the famous Monotrol® pedal

1963 – Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division

1971 – Yale forges a partnership with Sumitomo Ltd

1985 – Yale acquired by NACCO Industries

1989 – Hyster acquired by NACCO Industries

1989 – **Hyster and Yale merge to form NACCO Materials Handling Group (NMHG)**

2011 – **NMHG introduces the UTILEV® lift truck for the utility segment of the market**

2012 – **Hyster-Yale formed as independent public company following spin-off by NACCO**

2014 – **NMHG, HY's operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market**

2016 – **NMHG renamed Hyster-Yale Group**

HY completes acquisition of 100% of Bolzoni S.p.A.

June 2018 – **HY acquires a 75% interest in Zhejiang Maximal Forklift Company Limited – renamed HY Maximal**

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38

Hyster-Yale’s Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Commercial Subsidiary
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Sulligent, Alabama
Attachment and Component Manufacture
Pointe-Claire, Canada
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Shanghai, China
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Tyler, Texas
HY Telematics
Chessy, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcada/Reixac, Spain
Commercial Subsidiary
Hefei, China
Supply Chain Center
Ramos Arizpé, Mexico
Fabrication Manufacture
Salzgitter, Germany
Attachment Manufacture
Forbach, France
Commercial Subsidiary
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Berea, Kentucky
Lift Truck Manufacture
Weeze, Germany
Experience & Test Center
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Neu-Isenburg, Germany
Commercial Offices
Charlotte, North Carolina
Experience Center
Pune, India
Engineering, Supply Chain and Marketing Center
Cavite, Philippines (JV)
Fabrication Manufacture
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Singapore
Division Headquarters and Retail Dealership
Prato, Italy
Attachment Manufacture
Sydney, Australia
Pacific Regional Sales Office and Parts Distribution
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Serra, Brazil
Commercial Subsidiary
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
Prestons/Sydney, Australia
Commercial Subsidiary

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Overview and Sources of Revenue

A leading global lift truck manufacturer in terms of units sold

#3(1) Globally in 2018 Lift Truck Revenues	Large installed population that drives parts sales *Over 840,000 lift truck units worldwide at 12/31/18*	HY sales of ~ 103,000 lift truck units in LTM 9/30/19 *~94,000 units sold – produced in HY plants* *~6,000 units sold – produced by HY Maximal* *~ 3,000 units sold – produced by JV or other third parties*	Additional ~ 7,100 lift truck units sold in 2018 by Sumitomo NACCO (JV partner)

2018 Worldwide Sales by Product



Service, Rental & Other 4%
Aftermarket 13%
Nuvera 1%
Bolzoni 5%
ICE Units(2) 49%
Electric Units 28%

2018 Retail Lift Truck Shipments by End Market (3)



Natural Resources & Materials 13%
Food and Beverage 22%
Durable Goods 11%
Consumer and Business Trades 13%
Logistics 15%
Short-term Rental 13%
Manufacturing 13%

2018 Lift Truck Distribution Channel Mix



National Accounts 16%
Independent Dealers 84%

(1) Company estimate.
(2) Includes Big Truck sales that represent 12.9% of total sales.
(3) Represents Hyster-Yale North American Lift Truck unit shipments by industry.

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HYSTER-YALE MATERIALS HANDLING

Historical Consolidated Revenue ’04 – ’18: 3.1% CAGR ($ in millions)

Industry Units by Geography Lift Truck Unit Class Shipments _____________________ Source: Company: LTM 9/30/19 Units Shipped Note: Units sold direct by SN JV are not included _____________________ Source: WITS. LTM 9/30/19 Orders Reports. _____________________ Source: WITS. LTM 9/30/19 Orders Reports. ICE = Internal Combustion Engine ____________________ Source: Company: LTM 9/30/19 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class _____________________ Source: Internal Company estimates _____________________ Source: Company LTM 9/30/19 Unit Revenues HY Lift Truck Unit Revenue by Class HY Lift Truck Units by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports.

Lift Truck Market Size Data

Our Long-Term Philosophy Long-term growth Long-term shareholders Shareholder protection Senior management incentivized as long-term shareholders Increase shareholder value Return on Capital Employed and Market Share Increase focus

Our Investment in R&D Lift Truck R&D Investment 2.6% 2.7% 2.9% 2.9% 3.1% % of Revenue $ in millions Product Development Target - 2.5% of Sales Actions to Achieve Target Increase revenue Modular architecture India and China development centers Process automation Co-located suppliers 2.9%

Building a Platform to Grow in Emerging Markets with Hyster-Yale Maximal Forklift [Zhejiang] Co., Ltd. Established in 2006 in Fuyang District / Founder: Mr. JinHong Lu 600 employees and 1.4 million ft2 office and factory Original Equipment Manufacturer with design, manufacture, sales and service operations Full production capabilities including fabrication, weld, paint & assembly Domestic and export sales, with globally respected product, brand and distribution On June 1, 2018, invested $90 Million for 75% controlling interest 25% ownership remains with seller and new company CEO HY will pay up to an additional $10 Million after 3 years as incentive to the seller Established a China-based Emerging Market Development Center to drive design for utility and standard products Impact of Investment: Expand low-cost, global manufacturing and sourcing capabilities Strengthen low-intensity and standard product portfolio Enhance presence in China market and global utility and standard segments Increase core brand share, and global group unit volume

Near Term Synergy Plan Consolidate existing China operations Insource and expand manufacturing Leverage low cost sourcing Introduce HY expertise Implement HY best practices Emerging Market Development Center Fuyang, China HY Independent Global Distribution Maximize coverage Maintain two channels to target diverse markets Optimize product line-up Apply Hyster-Yale expertise to enhance dealer performance Maximal Global Distribution OPERATIONS DEVELOPMENT DISTRIBUTION Leverage local design expertise and regional supply base to deliver right specification at right price Product Development for: Emerging markets Global utility and standard product segments Rationalize Operations Improve Operations Enhance Development Optimize Distribution Leverage Cost Advantage Expand Products

Projected Investment Return Update Current estimate based on: 2018 after tax performance, including purchase price accounting adjustments 2019-2023 after-tax earnings with additional global synergies Current Estimate Investment Case *Graphic does not include impact of the $10M incentive payout Impact on Annual Global Hyster-Yale Earnings

Bolzoni Revenue by Product Line – LTM 9/30/19 Other Revenues 3% Forks 9% Lift Table 3% $345.5M (1) LTM Q3 2019 includes cyclinders and transmissions produced in the Sulligent, Alabama plant Cylinders and Transmissions 42%(1) Attachments 43%

Separation to maintain OEM information integrity Managed as separate business segment Bolzoni Strategy: Enhance Strong OEM Relationships Lift Truck Manufacturers – OEM Lift Truck & Material Handling Dealers 2018 CUSTOMER MIX Sales outside of Italy = 87.3% of 2018 Global Sales

Bolzoni Strategy: Synergies with HY Develop Bolzoni as global supplier of attachments & forks to HY globally Accelerate growth of attachment business in North America Leverage Bolzoni manufacturing capacity Achieve procurement and logistics cost savings Increase sales of HY forklift & Bolzoni attachments by creating high-quality product package GROWTH Promote through HY distribution system

Fuel Cell Solution Growth Opportunities

N. America

175,000+ electric trucks sold per year

Global

850,000+ electric trucks sold per year

Estimated up to **25-50%** can benefit from fuel cell solutions

Current Hydrogen and Fuel Cell Applications in N. America [4]

- **>240 MW** — Backup Power
- **>25,000** — Fuel Cell Forklifts
- **>30** — Fuel Cell Buses
- **>40** — H2 Retail Stations
- **>6,600** — Fuel Cell Cars

Population of Fuel Cell Powered Lift Trucks in North America



30,000
25,000
20,000
15,000
10,000
5,000
-
Trend in population of fuel cell powered lift trucks in North America expected to continue
6,087
8,255
9,053
11,715
16,518
21,838
25,400 [2]
27,500 [3]
2012
2013
2014
2015
2016
2017
2018
2019
DOE reported North America [1]
Company Estimate[2,3]

[1] Source: DOE Hydrogen and Fuel Cells Program Record. Record #18002. May 30, 2018
[2] Plug Power public information ~25,000 units + ~400 Nuvera units
[3] Plug Power public information ~27,000 units + ~500 Nuvera units
[4] Hydrogen and Fuel Cell Program Overview, U.S. DOE Annual Merit Review, April 28, 2019

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Integrators OEM’s Speed to Market Close to customer Quality Control Control of IP Long term partnership Custom design and development IP Transfer/ sharing Economies of scale Business Development Approach Nuvera L3 Fuel Cell Hybrid Vehicle L2 Fuel Cell Engine L1 Fuel Cell Module L0 Fuel Cell Stack L3 Fuel Cell Hybrid Vehicle L2 Fuel Cell Engine L1 Fuel Cell Module L0 Fuel Cell Stack

Expansion of Product Line Demonstration in critical port application in California Performance benefits Metal plates – higher durability High power density Open flow field – improved fuel efficiency Modular, easily integrated solution 2019 Heavy duty engine Leverage experience from HY supply Scale up manufacturing capability Planned localization for China market (post-2019) Shown: Hyster 1150HD CH ICE configuration

China Market Research and Engagement Engaged China-based market research and segmentation study 2018 FC engine sales exceeded Chinese government forecast 2019 market continues to develop, increasing participation by major industrials Growing emphasis on stack performance and durability Engaging with the Chinese Hydrogen Fuel Cell Industry and Businesses China Central Government Roadmap 2020 2025 2030 Vehicles Deployed 5,000 Public Transport 50,000 Public Transport Private Application 1 million Total Units Hydrogen Fueling Stations 100 300 1,000 Signed agreement with Fuyang government to establish production in China First OEM bus on the road powered by Nuvera FC engine, integrated by Chinese partner Early commitments from multiple cities to install bus fleets in 2020 and onwards

A Solid Investment Option HYSTER-YALE Strong Balance Sheet Commitment to Shareholder Return Investment & Growth in Game Changing Technologies Leading Products & Market Position Strategies to Gain Share in all Segments & Markets Customer Focused & Solutions Oriented Solid Return on Capital